ASSET PURCHASE AGREEMENT DATED AS OF

                                AUGUST 23rd, 2011

                                  BY AND AMONG

                                 CREENERGY CORP.

                                       AND

                                WILLIAM CAMPBELL

                                       AND

                                 SCOTT MC KINLEY


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                            ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement, dated as of August 23rd, 2011 (the "Agreement"), is by and among CREEnergy Corp, a Nevada Corporation (referred to as "CREN"), CREN Resources Scott McKinley and William Campbell (sometimes collectively referred to as "SELLERS").

         WHEREAS, CREN, and SELLERS, respectively, have each approved, as being in the best interests of the respective entities, the Acquisition (the "Acquisition") of certain assets of SELLERS by CREN.

         CREN shall acquire from SELLERS the assets listed on Exhibit A in consideration of 75,000,000 restricted common shares CREN to be conveyed to SELLERS and finders.

         WHEREAS, CREN and SELLERS desire to make certain representations, warranties, covenants and agreements in connection with the Acquisition and also to prescribe various conditions to the Acquisition; and

         WHEREAS, this Agreement is intended to set forth the terms upon which SELLERS will irrevocably sell all of their right, title and interest in and to the assets, whatsoever;

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties do hereby agree as follows:


                                   ARTICLE I
                                 THE ACQUISITION

                                  SECTION 1.0

         CREN agrees to buy and SELLERS agree to sell whatever rights, title or interests the Sellers have in the assets by Assignment of such assets and intellectual property as described on Exhibit A hereto, for consideration as follows:

         (a) 75,000,000 restricted common shares of CREN to be conveyed to Sellers and Finders (collectively).


                                   ARTICLE II
                                   THE CLOSING

SECTION 2.01.     Closing.

         Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Article VIII, and subject to the satisfaction or waiver of the conditions set forth in Article VII, the closing of the Acquisition (the "Closing") shall take place as soon as reasonably practicable (but in no event on written notice of less than two (2)

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business  days)  after  all of the  conditions  set  forth  in  Article  VII are satisfied or, to the extent permitted thereunder, waived, at the offices of CREN or at such other time and place as may be agreed to in writing by the parties hereto (the date of such Closing being referred to herein as the "Closing Date"), but in no event later than September 5, 2011.



                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF CREN

         Except as set forth in the applicable section of the disclosure schedule delivered by CREN to SELLERS prior to the execution of this Agreement (the "CREN Disclosure Schedule"), CREN represents and warrants to SELLERS as follows:

SECTION 3.01.     Organization of CREN; Authority.

         CREN is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. CREN has all requisite corporate power and corporate authority to enter into the Transaction Documents to which it is a party, to consummate the transactions contemplated hereby and thereby, to own, lease and operate its properties and to conduct its business. The execution, delivery and performance by each of CREN of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of CREN, including, without limitation the approval of the board of directors of CREN. The Transaction Documents have been duly executed and delivered by each of CREN and, assuming that the Transaction Documents constitute a valid and binding obligation of the other parties thereto, constitute a valid and binding obligation of each of CREN, enforceable against CREN in accordance with its terms.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         SELLER represents and warrants to CREN as follows:

SECTION 4.01.     Authority

         SELLERS have all requisite corporate power and corporate authority to enter into the Transaction Documents, to consummate the transactions contemplated hereby. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by both SELLERS. The Transaction Documents have been duly executed and delivered by SELLERS and, assuming that the Transaction Documents constitute a valid and binding obligation of CREN, constitute a valid and binding obligation of SELLERS. SELLERS are not in violation of its organizational documents.

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SECTION 4.02.     No Violation; Consents and Approvals.

         The execution and delivery by SELLERS of the Transaction Documents does not, and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof will not conflict with, or result in any violation of or default (or an event which, with notice or lapse of time or both, would constitute a default) under, (a) any Laws applicable to SELLER or the property or assets of SELLER, or (b) give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien upon any of the properties of SELLER under, any Contracts to which SELLER is a party or by which SELLER or any of its assets may be bound, except, in the case of clauses (a) and (b), for such conflicts, violations or defaults as to which requisite waivers or consents will have been obtained prior to the Closing or which, individually or in the SELLER, would not have a Material Adverse Effect.

SECTION 4.03.     Litigation; Compliance with Laws.

                  There are: (i) no known claims, actions, suits, investigations or proceedings pending or, to the knowledge of SELLER, threatened against, relating to or affecting SELLER its business, its assets (excluding the assets which are a subject of this agreement), or any employee or independent contractor of SELLER in their capacities as such, and (ii) no orders of any Governmental Entity or arbitrator are outstanding against SELLER, its business, its assets, or any employee, officer, director, stockholder, or independent contractor of SELLER in their capacities as such, or that could prevent or enjoin, or delay in any respect, consummation of the transactions contemplated hereby.

SECTION 4.04.     No Liens or Encumbrances.

         SELLER is conveying the assets free and clear of any liens or encumbrances incurred or accrued by SELLER warranties and representations that the assets are being conveyed with good title and free and clear of any Liens or claims of patent infringement.

         SECTION 4.05. SELLER's representations and warranties contained herein are in regard to SELLER and its assets only. SELLER makes no representation or warranty whatsoever.

                                   ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF CREN

         CREN represents and warrants to SELLER as follows:

SECTION 5.01.      Organization of CREN; Authority.

         CREN is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and corporate authority to enter into the Transaction Documents, to consummate the transactions contemplated hereby and thereby, to own, lease and operate its properties and to conduct its business. The execution, delivery and performance by CREN of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all


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necessary corporate action on the part of CREN,  including,  without limitation, the approval of the board of directors of CREN. The Transaction Documents have been duly executed and delivered by CREN and, assuming that the Transaction Documents constitute a valid and binding obligation of SELLER, constitute a valid and binding obligation of CREN. CREN is not in violation of its organizational documents.

SECTION 5.02.     No Violation; Consents and Approvals.

         The execution and delivery by CREN of the Transaction Documents does not, and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof will not conflict with, or result in any violation of or default (or an event which, with notice or lapse of time or both, would constitute a default) under, (a) the terms and conditions or provisions of the articles of incorporation or by-laws of CREN, (b) any Laws applicable to CREN or the property or assets of CREN, or (c) give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien upon any of the properties of CREN under, any Contracts to which CREN is a party or by which CREN or any of its assets may be bound, except, in the case of clauses (b) and (c), for such conflicts, violations or defaults as to which requisite waivers or consents will have been obtained prior to the Closing or which, individually or in the CREN, would not have a Material Adverse Effect.

SECTION 5.03.     Litigation; Compliance with Laws.


                  (a) There are: (i) no known claims, actions, suits, investigations or proceedings pending or, to the knowledge of CREN, threatened against, relating to or affecting CREN's business, its assets, or any employee, officer, director, stockholder, or independent contractor of CREN in their capacities as such, and (ii) no orders of any Governmental Entity or arbitrator are outstanding against CREN, its business, its assets, or any employee, officer, director, stockholder, or independent contractor of CREN in their capacities as such, or that could prevent or enjoin, or delay in any respect, consummation of the transactions contemplated hereby, except there is a pending action as listed on Schedule 5.03 (a) hereto.


                  (b) CREN has complied and is in compliance in all material respects with all Laws applicable to CREN, its business or its assets. CREN has not received notice from any Governmental Entity or other Person of any material violation of Law applicable to it, its business or its assets.

SECTION 5.04. CREN's representations and warranties contained herein are in regard to CREN and its assets only. SELLER makes no representation or warranty whatsoever on behalf of SELLER.


                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

SECTION 6.01.     Legal Conditions to Acquisition; Reasonable Efforts.

         Each of SELLERS and CREN shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Acquisition and will promptly cooperate with and furnish

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information to each other in connection with any such requirements  imposed upon any of them or any of their Subsidiaries in connection with the Acquisition.

SECTION 6.02.     Certain Filings.

         Each party shall cooperate with the other in connection with the preparation of public notices. Each party shall consult with the other in connection with the foregoing and shall use all reasonable commercial efforts to take any steps as may be necessary in order to obtain any consents, approvals, permits or authorizations required in connection with the Acquisition.


                                  ARTICLE VII
                          CONDITIONS OF THE ACQUISITION

SECTION 7.01.   Conditions to Each Party's Obligation to Effect the Acquisition.

         The respective obligations of each party to effect the Acquisition and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the closing date of the following condition of which may be waived:

     (a) No Injunctions or Restraints. No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, execution order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Acquisition or any transaction contemplated by this Agreement; provided, however, that the parties shall use their reasonable commercial efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

SECTION 7.02.     Additional Conditions of Obligations of CREN.

         The obligations of CREN to effect the Acquisition and the other transactions contemplated by this Agreement are also subject to the satisfaction at or prior to the Closing Date of the following additional conditions unless waived by CREN:

     (a) Representations and Warranties. The representations and warranties of SELLERS set forth in this Agreement shall be true and correct in all material respects (except for those representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

     (b) Performance of Obligations of SELLERS. SELLERS shall have performed in all material respects all conditions, covenants, agreements and obligations required to be performed by it under this Agreement at or prior to the Closing Date, and SELLERS shall have provided title evidence on the assets to be conveyed, satisfactory to CREN.

     (c) No Governmental Order or Other Proceeding or Litigation. No order of any Governmental Entity shall be in effect that restrains or prohibits the transactions contemplated hereby and by the other Transaction Documents, and no suit, action or other proceeding by any Governmental Entity shall have been

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instituted  or threatened  which seeks to restrain or prohibit the  transactions contemplated hereby or thereby.

     (d) Access to Information. The public company to be known as Peptide Technologies Inc. and their advisors will have full access, during normal business hours of the, to the, "Peptide Intangible Asset: information necessary for the acquisition. Messrs Campbell and McKinley will deliver to "The said Public Company." The said public company to be known as Peptide Technologies, Inc. and to their advisor, shall receive copies of all documents pertaining to the operations of the "Peptide Intangible Asset." After the completion (signed by all four parties) of the Asset Purchase Agreement, all documentation to be held in a safety deposit box at the location of the said Public Company's auditors, Stafford Chartered Accountants, #350-111 Melville Street, Vancouver, BC V6E 3V6, the only access to William Campbell and Scott McKinley.

     (e) Deliverables of SELLER. At the Closing,  SELLER shall have delivered to
CREN:

          (i) An Assignment of Interest in the Assets and Intellectual Property described on Exhibit A;

     (f)  Deliverables  of CREN.  At the Closing,  CREN shall have  delivered to
CREN:

          (i) Duly and validly issued, fully paid, and non-assessable stock certificates for 75 million common "restricted" shares of CREN to SELLER as they instruct in writing.

          (ii)  All  data,   documentation,   testing,  designs,  and  protocols
     appurtenant to the Assets described on Exhibit A.

SECTION 7.03.     Additional Conditions of Obligations of SELLERS.

         The obligation of SELLERS to effect the Acquisition and the other transactions contemplated by this Agreement is also subject to the satisfaction at or prior to the Closing Date of the following additional conditions unless waived by SELLERS:

     (a) Representations and Warranties. The representations and warranties of CREN set forth in this Agreement shall be true and correct in all material respects (except for those representations and warranties qualified by materiality) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

     (b) Performance of Obligations of CREN. CREN shall have performed in all material respects all conditions, covenants, agreements and obligations required to be performed by them under this Agreement at or prior to the Closing Date.

     (c) No Governmental Order or Other Proceeding or Litigation. No order of any Governmental Entity shall be in effect that restrains or prohibits the transactions contemplated hereby and by the other Transaction Documents, and no suit, action or other proceeding by any Governmental Entity shall have been

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instituted  or threatened  which seeks to restrain or prohibit the  transactions contemplated hereby or thereby.

     (d) Deliveries.

         At  the  Closing,   CREN  shall  have  delivered,   the   consideration
deliverable to SELLERS as set forth in Article 7.02(d)

                                  ARTICLE VIII
                            TERMINATION AND EXPENSES

SECTION 8.01.     Termination.

         This Agreement may be terminated at any time prior to the Effective Time by CREN or SELLERS as set forth below:

     (a) by mutual consent of the boards of directors of CREN and SELLERS; or

     (b) by CREN upon written notice to SELLERS, if: (A) any condition to the obligation of CREN to close contained in Article VII hereof has not been satisfied by closing date (unless such failure is the result of CREN's breach of any of its representations, warranties, covenants or agreements contained herein; or

     (c) by SELLERS upon written notice to CREN, if: (A) any condition to the obligation of SELLERS to close contained in Article VII hereof has not been satisfied by the Closing Date (unless such failure is the result of SELLERS' breach of any of its representations, warranties, covenants or agreements contained herein); or

     (d) by CREN if the board of directors or special committee of CREN determines in good faith, based upon the written opinion of its outside legal counsel, that the failure to terminate this Agreement would constitute a breach of the fiduciary duties of the CREN board of directors or special committee to the CREN stockholders under applicable law; or

SECTION 8.02.     Fees and Expenses.

     (a) Whether or not the Acquisition is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.


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                                   ARTICLE IX

                              CONDITIONS PRECEDENT


SECTION 9.01.

         The obligation of the public company to be known as Peptide Technologies Inc. to purchase the "Peptide Intangible Asset" will be subject to satisfaction of the following conditions within 10 days after execution of this Agreement.

     o Review and approval of all materials in the possession and control of Messrs Campbell and McKinley which are germane to the decision to purchase the Property;

     o No material adverse change having occurred in connection with the business of the "Peptide Intangible Asset";

     o All representations and warranties of Messrs Campbell and McKinley, Deborah Fortescue-Merrin, Richard E. Fortescue being true and all covenants of them having been performed in all material respects of the Closing;

     o No legal proceedings pending or threatened to enjoin, restrict, or prohibit the transactions contemplated in this Agreement;

     o    No liens, liabilities, or encumbrances on "Said Assets";

     o A satisfactory legal opinion being available from Messrs Campbell and McKinley's counsel;

     o Approval of the Board of Directors of the public company to be known as Peptide Technologies Inc. being obtained and evidenced in writing in its proper formal manner.

         It would be the expectation of the Purchase that many of the Conditions Precedent will be narrowed or eliminated altogether as the Purchaser completes its due diligence and the Formal Agreement and schedules thereto are finalized.

                                   ARTICLE X
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     None of the representations and warranties of the parties set forth in this Agreement shall survive the Closing. Following the Closing Date with respect to any particular representation or warranty, no party hereto shall have any further liability with respect to such representation and warranty. None of the covenants, agreements and obligations of the parties hereto shall survive the Closing.

                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.01.    Notices.

         All notices, requests and other communications to any party hereunder shall be in writing (including telecopy, telex or similar writing) and shall be deemed given or made as of the date delivered, if delivered personally or by telecopy (provided that delivery by telecopy shall be followed by delivery of an additional copy personally, by mail or overnight courier), one day after being

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delivered by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested), to the parties at the following addresses:

         if to CREN or, to:

                           with a copy to (which shall not constitute notice):
                           Michael Littman, Esq.
                           7609 Ralston Road
                           Arvada, CO 80002
                           Fax: (303) 431-1567

         if to SELLERS, to:

                           If to Scott McKinley




                           William Campbell




                           CREEnergy Corp.
                           2020 Sherwood Drive, Suite 57113
                           Sherwood Park, AB T8A 3H9 Canada


or such other address or telex or telecopy number as such party may hereafter specify for the purpose by notice to the other party hereto.

SECTION 11.02.    Amendment; Waiver.

         This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by or on behalf of the parties hereto.

SECTION 11.03.    Successors and Assigns.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party shall assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other party hereto.

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SECTION 11.04.    Governing Law.

         This Agreement shall be construed in accordance with and governed by the law of the State of Nevada without regard to principles of conflict of laws.

SECTION 11.05.    Waiver of Jury Trial.

         Each party hereto hereby irrevocably and unconditionally waives any rights to a trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

SECTION 11.06.    Consent to Jurisdiction.

         Each of the Parties hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of Nevada or any federal court sitting in Nevada for purposes of any suit, action or other proceeding arising out of this Agreement and the Transaction Documents (and agrees not to commence any action, suit or proceedings relating hereto or thereto except in such courts). Each of the Parties agrees that service of any process, summons, notice or document pursuant to the laws of the State of Nevada shall be effective service of process for any action, suit or proceeding brought against it in any such court.

SECTION 11.07.    Counterparts; Effectiveness.

         Facsimile transmissions of any executed original document and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 11.08. Entire Agreement; No Third Party Beneficiaries; Rights of Ownership.

         Except as expressly provided herein, this Agreement (including the documents and the instruments referred to herein) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Except as expressly provided herein, this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. The parties hereby acknowledge that no person shall have the right to acquire or shall be deemed to have acquired shares of common stock of the other party pursuant to the Acquisition until consummation thereof.

SECTION 11.09.    Headings.

         The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

SECTION 11.10.    No Strict Construction.

         The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises under any provision of this

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Agreement,  this  Agreement  shall be  construed  as if  drafted  jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

SECTION 11.11.    Severability.

         If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner that is materially adverse to any party.

SECTION 11.12     Termination of Prior Agreement.

         It is agreed that the Asset Purchase Agreement made effective March 31, 2011, by and between CREN and SELLERS is terminated, void and of no effect. CREN and the SELLERS may and should account separately for any income and expenses paid and/or received pursuant thereto.

SECTION 11.12     Financing

         CREN will provide the necessary financing for the confirmation, testing, and all other costs of the proving out of the Zebra Mussel Anti-fouling Peptide. Tentatively, this has been quoted at U.S. $145,000. Tentatively, these funds shall be available 45 days after the execution of the formal agreement.

SECTION 11.13     Finders/Founders

         Richard E. Fortescue and Deborah  Fortescue-Merrin shall each be issued
15,000,000  shares from  the 75,000,000   share  consideration  hereinabove  set
forth for services rendered as Finder/Founders.

                                   ARTICLE XII
                                   DEFINITIONS

         "Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "SELLERS" shall have the meaning set forth in the preamble to this Agreement.

         "Closing" shall have the meaning set forth in Section 2.01 of this Agreement.

         "Closing Date" shall have the meaning set forth in Section 2.01 of this Agreement.

         "Contracts" shall mean all contracts, leases, subleases, notes, bonds, mortgages, indentures, Permits and Licenses, non-competition agreements, joint venture or partnership agreements, powers of attorney, purchase orders, and all other agreements, arrangements and other instruments, in each case whether written or oral, to which such Person is a party or by which any of them or any of its assets are bound.

         "Effective Time" shall be when all deliveries required under Article VII have been delivered.

         "Governmental Approval" shall mean the consent, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other Governmental Entity, authority or instrumentality, domestic or foreign.

         "Governmental Entity" means the government of the United States of America, any other nation or any political subdivision thereof, whether foreign, state or local, and any agency, authority, instrumentality, regulatory body, court, tribunal, arbitrator, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Laws" shall mean all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, resolutions, orders, writs, injunctions, judgments and decrees applicable to the specified Person and to the businesses and assets thereof.

         "Lien" shall mean any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind.

         "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, institution, entity, party, Governmental Entity or any other juridical entity of any kind or nature whatsoever.

         "Transaction Documents" shall mean this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Acquisition Agreement to be duly executed as of the day and year first above written.


CREENERGY CORP., a Nevada Corporation



By: ___________________________________
    Shari Sookarookoff, Chief Executive Officer



SELLERS



By: ___________________________________
    William Campbell



By: ___________________________________
    Scott McKinley

                                    EXHIBIT A

The Peptide Technology Platforms include, but are not limited to:

     o Proteomic research platforms which include proprietary solid phase media side-chain protected peptide array synthesis
     o    Peptide libraries
     o    Combination design techniques
     o    Peptide molecule modifications
     o A proprietary genetic algorithm that designs peptides for goodness of fit to a target
     o Proprietary and patented application platforms, including a viral vector gene therapy and epitope-mapping based vaccine development

The Peptide IP includes, but is not limited to the peptides listed:

o        Zebra Mussel Anti-fouling Peptides
               Thirteen Peptides designed to prevent attachment of zebra mussels to marine surfaces.

o        P-glycoprotein Peptides
               Eighteen peptides that block P-glycoprotein ability to pump cancer therapeutic drugs out of tumour cells.

o        C5a Peptide
               Peptide that stops C5a and prevents septic shock.

o        V3 Loop HIV Peptide
               A peptide that recognizes structural motif in V3 loop of HIV based on structural considerations that should work to prevent viral entry into CD4 cells. The V3 loop of HIV escapes antibodies generated to the region by frequent mutation since antibodies are highly sensitive to amino acid replacement. However, the peptide generated with our algorithm recognizes shape and will work on all V3 loop variants.

o        H1N1 Virus Peptide
               9 peptides to three regions to H1N1 virus to screen for inhibitors of neuraminidase, both proteins which are required for entry and exit of the virus into and out of target cells.

o        H3N2 Virus Peptide
               Nine peptides to three regions in HeN2 virus to screen for inhibitors of neuraminidase or hemagglutinin,both proteins which are required for entry and exit of the virus into and out of target c ells.

o        H5N1 Virus Peptide
               Nine peptides to three regions in H5N1 virus to screen for inhibitors of neuraminidase or hemagglutinin, both proteins which are required for entry and exit of the virus into and out of target cells.

o        H1N1 Hemagglutinin Peptide
               Three peptides to H1N1 hemagglutinin

o        Neuraminidase Peptide
               Thirty-nine peptides designed to bind to the neuraminidase enzyme in H5N1 virus, preventing the virus from exiting 3 infected cells and infecting bystander cells.

o        Herceptin Peptide
               Twelve peptides generated to herceptin (an existing breast cancer drug) anticancer antibody target in order to identify a highly specific binding peptide, which will have equal or better efficacy profile than herceptin.

o        HER-2 EGF Peptide
               Twelve peptides to HER-2 EGF contact domain, which involves identifying peptide binder to EGFR, a closely studied target in anti-tumour therapeutics.

o        Teleomerase Peptide
               Peptide designed to block interaction of two proteins critical in
               inhibiting   activity  of  a  protein   complex   that   inhibits
               teleomerase with potential to slow down the aging process.

o        Mosquito Gut Digestive Enzyme Inhibitor Peptide
               Peptide with potential to block mosquito digestive enzymes, a potential anti-malarial drug

o        Combinatorial Library
               Designed  to  generate   peptides  with  cell  wall   penetrating
               sequences capable of killing E.Coli, Klebsiella, and other hospital acquired infections.

				SCHEDULE 5.03(a)
				   LITIGATION


On November 22, 2010, the Company was served with a claim filed by a former director and officer of the Company. The claim, filed in the court of Queen's Bench of Alberta, Canada, alleges that the former director and officer of the Company suffered losses and damages as a result of the failure of the Company in providing him with corporate documents and implementing a change of the board of directors. The Company has retained legal counsel to address the claim. On December 8, 2010, the Company filed a Statement of Defense requesting that the claim be dismissed. In the opinion of management, this claim is without merit and the Company intends to defend this claim vigorously.